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                                                                    EXHIBIT 10.2

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                          CARIBOU COFFEE COMPANY, INC.
                             1994 STOCK AWARDS PLAN

      THIS AGREEMENT is dated effective as of the grant date set forth on Exhibit A attached hereto, between Caribou Coffee Company, Inc., a Minnesota corporation (the "Company"), and the employee listed on Exhibit A ("Optionee").

      WHEREAS, the Company has adopted the Caribou Coffee Company, Inc. 1994 Stock Awards Plan (the "Plan") to permit stock options to be granted to certain key employees and other persons providing valuable services to the Company; and

      WHEREAS, the Company desires to grant and the Optionee desires to accept the options to purchase shares of common stock of the Company (as defined below);

      NOW THEREFORE, in consideration of the premises and of the covenants and agreements set forth below, it is mutually agreed as follows:

      1. Grant of Options. The Company hereby grants to Optionee an option to purchase from the Company all or any part of an aggregate amount of the shares of the common stock of the Company, par value $0.01 per share (the "Common Stock"), at the option price and on other terms, as set forth in Exhibit A attached hereto and made a part hereof. The date of this Agreement is the effective date of the grant. This option is a non-qualified stock option under the Internal Revenue Code.

      2. Incorporation of Plan by Reference. This option and any shares purchased upon the exercise of this option shall be subject to each and every provision of the Plan. A copy of the Plan and all amendments is available from the Company upon request of the Optionee. All terms contained in this Agreement which are not defined in this Agreement shall have the same meaning given to such terms in the Plan.

      3. Exercise Period. This option shall vest and become exercisable in accordance with the schedule attached hereto as Exhibit A and made a part hereof. If Optionee terminates employment prior to an applicable vesting date, all non-vested options shall be immediately forfeited. All options must be exercised on or before a date ten (10) years from the date of the grant.

      4. Exercise of Option. This option may be exercised only by written notice of intent to the Company at its office at 615 North Third Street, Minneapolis, Minnesota 55401. Such notice shall state the number of shares in respect of which the option is being exercised and shall be accompanied by payment for such shares in cash, certified or cashier's check or by personal check, if acceptable to the Committee, or in such other manner as specified in the Plan. A form of Notice of Exercise is attached hereto.

      5. Withholding. In the event that the Optionee elects to exercise this Option or any part thereof, and if the Company shall be required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of the issuance of shares to the Optionee pursuant to the Option, the Company shall be entitled to deduct and withhold such amounts from any payments to be made to the Optionee. In any event, the Optionee shall make available to the Company, promptly when requested by the Company, sufficient funds to meet

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the requirements of such withholding; and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company out of any funds or property due or to become to the Optionee.

      6. Exercise Upon Death or Termination of Employment. If the Optionee's employment with the Company or any subsidiary terminates for any reason other than gross misconduct, the option shall remain in force for a period of thirty
(30) days and remain subject to the terms of the Plan and this Agreement. If Optionee shall die while an employee of the Company or any subsidiary or within thirty (30) days after termination of employment, this option may be exercised (subject to the previous sentence), to the extent that the Optionee was entitled to do so at the date of death, by the person or persons to whom Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his or her executors or administrators, subject to the terms of this Agreement. If Optionee is terminated by reason of gross misconduct as described in the Plan, this option shall terminate as of the date of such termination.

      7. No Right of Employment. Nothing contained in this Agreement shall obligate the Company or any subsidiary of the Company to continue the employment of Optionee for any particular period or interfere with the right of the Company or any such subsidiary to terminate Optionee's employment at any time.

      8. No Shareholder Rights. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to this option prior to the date of issuance of a certificate or certificates for such shares.

      9. Investment Representation. Notice of the exercise of this option shall include a representation that any of the option shares purchased shall be acquired as an investment and not with a view to, or for sale in connection with, any public distribution.

      10. Compliance with Law and Regulations. The Optionee acknowledges that this option may not be exercised until the Company has taken all actions then required to comply with all applicable federal and state laws, rules and regulations and any exchange on which the stock may then be listed. The certificates representing the shares purchased upon the exercise of this option shall bear a legend in substantially the following form:

      THESE SHARES HAVE NOT BEEN REGISTERED EITHER UNDER ANY APPLICABLE FEDERAL LAW AND RULES AND RESALE WILL NOT BE PERMITTED UNDER STATE LAW UNLESS THE SHARES ARE FIRST REGISTERED UNDER THE MINNESOTA SECURITIES LAW. FURTHER, NO SALE, OFFER TO SELL, OR TRANSFER OF THESE SHARES SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS THEN IN FACT APPLICABLE TO SUCH SHARES.

      11. Non-Transferability. This option shall not be transferable other than by will or by laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by such Optionee.

      12. Dispute or Disagreement. As a condition of the granting of this option, the Optionee agrees that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement or the Plan shall be determined by the Committee in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan shall be final, binding and conclusive.

      13. Other Assistance. Upon the exercise of this option the Optionee or other person exercising the option must execute a shareholder's agreement and make any representation or

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give any commitment which the Committee, in its discretion, deems necessary or advisable by reason of the securities laws of the United States or any state, and execute any document or pay any sum of money in respect of taxes or undertake to pay or have paid any such sum which the Committee, in its discretion, deems necessary be reason of the Code or any rule or regulation thereunder, or by reason of the tax laws of any state.

      14. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each parties to this Agreement.

      15. Complete Agreement. This Agreement sets forth the entire understanding of the parties hereto and shall not be amended, changed or terminated except by an instrument in writing signed by the parties to this Agreement.

      16. Counterparts and Governing Law. This Agreement may be executed in counterparts, and its validity, construction and performance, shall be governed by the laws of the state of Minnesota.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

                          CARIBOU COFFEE COMPANY, INC.

                          By: ____________________________________

                          Print Name:

                          Title:

                          OPTIONEE

                              [Optionee's signature is set forth on Exhibit A
                          attached hereto and made a part hereof.]

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                       NOTICE OF EXERCISE OF STOCK OPTION

Caribou Coffee Company, Inc.
615 North 3rd Street
Minneapolis, MN  55401

      The undersigned is the holder of a non-qualified stock option (the "Option") to purchase shares of common stock ("Stock") of Caribou Coffee Company, Inc. (the "Company"), pursuant to the terms of the Company's 1994 Stock Awards Plan (the "Plan") and the Stock Option Agreement between the Company and the undersigned (the "Agreement"). The undersigned hereby irrevocably elects to exercise the Option to purchase _____ shares of common stock (the "Option Shares"). Enclosed herewith are (1) the original signed Agreement, and (2) payment for the Option Shares as required under the Plan and the Agreement. The undersigned requests that the certificate representing the Option Shares be issued in the name of the undersigned and delivered to the address set forth below.

      In connection with the issuance of the Option Shares to the undersigned, the undersigned hereby certifies and represents to the Company that the undersigned is acquiring such shares for the purpose of investment and not with a view toward distribution. The undersigned understands that these securities have not been registered either under any applicable federal law and rules or applicable state law and rules and that resale will not be permitted under state law unless the securities are first registered or the sale is a transaction exempt from registration under the applicable state securities law.

      The undersigned further understands that no sale, offer to sell, or transfer of the Option Shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Option Shares. The undersigned understands that a legend reciting this investment restriction shall be placed on any stock certificate that may be issued to the undersigned.

Dated:__________________________________

________________________________________
        (Optionee Signature)

________________________________________
            (Address)

S.S. No.__________________________________

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